UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2024
_______________________
Sysco Corporation
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (281) 584-1390
                N/A
(Former name or former address, if changed since last report)
_________________________
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 Par Value	SYY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On July 31, 2024, the Compensation and Leadership Development Committee (the “Committee”) of the Board of Directors (the “Board”) of Sysco Corporation (“Sysco” or the “Company”) approved an annual cash-based incentive program (the “AIP”) for fiscal year 2025 (“fiscal 2025”).

Pursuant to the AIP, the executive officers of the Company are eligible to receive cash-based incentive awards, including the following named executive officers (the “NEOs”) identified in the Company’s proxy statement filed in connection with the 2023 annual meeting of stockholders:

•Kevin P. Hourican – Chair and Chief Executive Officer;
•Kenny K. Cheung – Executive Vice President and Chief Financial Officer;
•Greg D. Bertrand – Executive Vice President, Global Chief Operating Officer;
•Thomas R. Peck, Jr. – Executive Vice President, Chief Information and Digital Officer; and
•Neil Russell, II – Senior Vice President, Corporate Affairs and Chief Administrative Officer (served as interim Chief Financial Officer until April 17, 2023).

Annual Incentive Plan Opportunity

The AIP is designed to offer an opportunity to earn cash compensation based on pre-established Company performance metrics. On July 31, 2024, the Committee approved AIP targets for executive officers, including the NEOs, for fiscal 2025 and established the Company performance metrics. Incentive payments earned under the AIP will be based on the following components: (i) 70% on financial measures (i.e., 50% tied to operating income and 20% tied to sales revenue); and (ii) 30% on strategic business objectives. (i.e.,10% tied to USBL cost per piece, 10% tied to local case growth and 10% measured by employee engagement).

The AIP components offer a payout range from 0% to 200% based on the achieved performance compared to the pre-established targets. Overall, the maximum fiscal 2025 incentive opportunity under the AIP is 200% of an NEO’s target opportunity, with adjustments based on each NEO’s individual performance, as described below.

The AIP payment for each component will be calculated individually based on performance compared to the performance targets. If a component falls below the threshold level, no payment will be made for that component. The overall payout will be adjusted based on each NEO’s performance against their individual objectives for fiscal 2025. This adjustment, determined by the Committee, can range from reducing the AIP payout to zero for performance well below target, to increasing the total payout to no more than the maximum fiscal 2025 incentive opportunity of 200%. The adjusted incentive payment for the AIP will be paid at the end of fiscal 2025.

Long-Term Incentive Plan Opportunity

On July 31, 2024, the Committee also approved the Company’s fiscal 2025 long-term incentive plan (“LTIP”) awards to be issued to the executive officers of the Company, including the NEOs, pursuant to the Sysco Corporation 2018 Omnibus Incentive Plan. The Company’s fiscal 2025 LTIP awards will consist of performance share units (“PSUs”), stock options, and restricted stock units (“RSUs”). For fiscal 2025, PSUs with a three-year performance period will represent 50% of the target LTIP opportunity, with RSUs representing 30% and stock options representing 20% of the target LTIP opportunity.

PSUs. The PSUs provide the opportunity for participants to receive shares of Sysco common stock (“Common Stock”) based on performance aggregated over the three fiscal year performance period with respect to the following performance targets established by the Committee, subject to a modifier tied to the Company’s total shareholder return (“TSR”):

•Earnings Per Share: The achievement of targeted incremental growth in Sysco’s adjusted earnings per share, representing 37.5% of the target PSU opportunity;
•Return on Invested Capital: The achievement of targeted return on invested capital growth, representing 37.5% of the target PSU opportunity; and
•Revenue: The achievement of targeted revenue growth representing 25% of the target PSU opportunity.

The number of shares, if any, earned with respect to each of the performance targets will be calculated based on Company performance (as compared to such targets) and awarded to the participant independently from the other targets. Further, the total number of shares earned by each participant as a result of the Company’s performance with regard to these performance targets will be subject to adjustment based on Sysco’s TSR during the performance period as compared to the S&P 500 companies. This adjustment will be applied to the target number of shares granted to each participant and will range from decreasing the total number of shares received by 25% of target (for relative TSR below expectations) to increasing the total number of shares received by 25% of target (for superior relative TSR).

Each PSU granted to participants represents the right to receive one share of Common Stock based on target performance, but the ultimate number of shares of Common Stock to be earned with respect to a participant’s PSUs will be determined at the end of the three-year performance period and could range from 0% to 200% of the target number of PSUs offered to the participant. Dividend equivalents accrue during the three-year performance period and are paid either in shares or in cash, in the discretion of the Committee, based on the number of PSUs earned following certification of the Company’s performance.

Stock Options. The stock options have a 10-year term and vest in three equal, annual installments.

RSUs. Each RSU represents the right to receive one share of Common Stock, and the RSUs vest in three equal, annual installments.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: August 5, 2024	By:	/s/ Eve M. McFadden
Eve M. McFadden
Senior Vice President, Legal, General Counsel and Corporate Secretary